SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 1997

                              ALLEGHANY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   1-9371                        51-0283071
         (Commissioner File Number) (IRS Employer Identification Number)

                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212)752-1356


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Item 5.  Other Events.

         On December 17, 1997, Alleghany Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   EXHIBITS.  The following exhibits accompany this Report:

               EXHIBIT NUMBER                EXHIBIT DESCRIPTION

                    99 Alleghany Corporation press release dated December 17, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALLEGHANY CORPORATION

Date:  December 17, 1997                     By:/s/ David B. Cuming
                                                David B. Cuming
                                                Senior Vice President and chief
                                                financial officer


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                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT

          99                       Alleghany Corporation press release
                                   dated December 17, 1997.